UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 20, 2004
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                          FRANKFORT FIRST BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                          0-26360                61-1271129
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization          File Number          Identification No.)



          216 W. Main Street, Frankfort, Kentucky          40601
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          (Address of Principal Executive Offices)      (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 99    Press Release dated January 20, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On January 20, 2004, Frankfort First Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter ended December 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FRANKFORT FIRST BANCORP, INC.



Date: January 20, 2004                 By: /s/ Don Jennings
                                           -------------------------------------
                                           Don Jennings
                                           President and Chief Executive Officer